                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Ingles Markets, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 (INGLES LOGO)

                          INGLES MARKETS, INCORPORATED
                                 P.O. BOX 6676
                        ASHEVILLE, NORTH CAROLINA 28816

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 13, 2001

To the Stockholders of Ingles Markets, Incorporated:

     NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2001 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 13, 2001, at 1:00 P.M. local time, for the following purposes:

     (1) To elect nine Directors to serve until the 2002 Annual Meeting of Stockholders; and

     (2) To transact any other business that may properly come before the meeting and any adjournment thereof.

These items and other matters relating to the Annual Meeting are more fully discussed in the Proxy Statement that accompanies this notice.

     Holders of record of the Company's Class A Common Stock, $.05 par value per share, and Class B Common Stock, $.05 par value per share, at the close of business on January 5, 2001, are entitled to receive notice of and to vote at the Annual Meeting. We will make available at the Company's corporate offices a list of stockholders as of the close of business on January 5, 2001, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

     Whether or not you expect to attend the Annual Meeting, please sign and date the accompanying proxy card(s) and return the proxy card(s) promptly in the enclosed postage paid reply envelope. Your prompt return of the proxy card(s) will help the Company prepare for the Annual Meeting. If you return an executed proxy card and later decide to attend the Annual Meeting, you may revoke your proxy at the meeting and vote your shares in person.

                                          By Order of the Board of Directors

                                          /s/ ROBERT P. INGLE
                                          Robert P. Ingle
                                          Chairman of the Board

Asheville, North Carolina
January 12, 2001

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY STATEMENT.............................................    1
  Execution and Revocation of Proxies.......................    1
  Action to be Taken Under the Proxy Cards..................    1
  Voting Rights.............................................    2
     Quorum Requirements....................................    2
     Election of Directors..................................    2
     Other Matters..........................................    2
ELECTION OF DIRECTORS.......................................    2
  Identification of Directors and Executive Officers........    3
  Committees of the Board of Directors......................    5
     The Executive Committee................................    6
     The Audit/Compensation Committee.......................    6
     The Employee Benefit Plan Committee....................    6
     The Human Resources Advisory Committee.................    6
  Compensation Committee Interlocks and Insider
     Participation in Compensation Decisions................    7
  Meetings of the Board of Directors and Committees.........    7
AUDIT COMMITTEE REPORT......................................    7
EXECUTIVE COMPENSATION......................................    8
  Report on Executive Compensation..........................    8
     Executive Compensation Policies........................    8
     Salaries and Cash Incentive Bonus Awards...............    9
     1997 Nonqualified Stock Option Plan....................    9
     Investment/Profit Sharing Plan.........................    9
     Life Insurance.........................................   10
  Executive Compensation Summary............................   11
     Summary Compensation Table.............................   11
     Option/SAR Grants in Last Fiscal Year..................   12
     Aggregated Option/SAR Exercises in Last Fiscal Year and
      Fiscal Year-End Option/SAR Values.....................   12
     Stock Performance Price Graph..........................   13
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
  OWNERS....................................................   14
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS........   15
RELATIONSHIP WITH INDEPENDENT AUDITORS......................   15
OTHER MATTERS...............................................   15
  Solicitation of Proxies...................................   15
  Stockholders' Proposals for the 2002 Annual Meeting.......   15
  Action on Other Matters at the 2001 Annual Meeting........   16
  Section 16(a) Beneficial Ownership Reporting Compliance...   16
  Incorporation by Reference of this Proxy Statement........   16
  Availability of Form 10-K.................................   16

                          INGLES MARKETS, INCORPORATED
                                 P. O. BOX 6676
                        ASHEVILLE, NORTH CAROLINA 28816

                          ANNUAL STOCKHOLDERS MEETING
                               FEBRUARY 13, 2001
                                 GROVE PARK INN
                                290 MACON AVENUE
                        ASHEVILLE, NORTH CAROLINA 28804

                                PROXY STATEMENT

     The Board of Directors of Ingles Markets, Incorporated (the "Company") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2001 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 13, 2001, at 1:00 p.m., local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. The Company is sending this Proxy Statement to each holder of record of the Company's Class A Common Stock, $.05 par value per share ("Class A Common Stock") and Class B Common Stock, $.05 par value per share ("Class B Common Stock") as of January 5, 2001, the record date for the meeting (the "Record Date"). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as "Common Stock."

     The Company's principal executive offices are located at 1560 Highway 70 East, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being sent or given to stockholders on or about January 12, 2001.

EXECUTION AND REVOCATION OF PROXIES

     If a stockholder completes and signs one of the enclosed proxies as instructed and returns the proxy to the Secretary of the Company in care of the Company's transfer agent, First Union National Bank, so that it is received at or before the Annual Meeting, the shares of Common Stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

     A duly authorized person should sign each proxy on the stockholder's behalf if the stockholder is a corporation or partnership. If the shares of Common Stock represented by a proxy are registered in more than one name, each registered owner should sign the proxy. If an authorized person executes the proxy pursuant to a power of attorney or as an executor, administrator, trustee or guardian, the person should include his or her full title on the proxy and enclose a certificate or other evidence of appointment with the proxy when delivering it to the Secretary. Proxies that are not properly executed will not be effective.

     A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

     - by attending the Annual Meeting and giving oral notice of the stockholder's election to vote in person;

     - by delivering to the Secretary an instrument revoking the proxy; or

     - by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

ACTION TO BE TAKEN UNDER THE PROXY CARDS

     Unless instructed otherwise on a proxy, shares of Common Stock represented by a properly executed proxy will be voted at the Annual Meeting "For" the election of each of the Board of Directors nominees named under the heading "ELECTION OF DIRECTORS." As of the date of this Proxy Statement, the Company's management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

VOTING RIGHTS

     Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 9,935,076 shares of Class A Common Stock and 12,642,663 shares of Class B Common Stock outstanding.

     QUORUM REQUIREMENTS. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of a majority of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of voting on any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum.

     ELECTION OF DIRECTORS. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect two directors, and the holders of Class B Common Stock, voting as a class, will elect seven directors. Each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

     Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

     OTHER MATTERS. Unless otherwise provided in the Company's Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock would vote as a single class with respect to any other matter that may be voted upon at the Annual Meeting. In any such vote, stockholders would be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast "for" the action exceed the votes cast "against" the action, unless otherwise provided in the Company's Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors to be presented for action at the Annual Meeting.

                             ELECTION OF DIRECTORS

     Each member of the Board of Directors (the "Board") is elected for a term of one year and until their successors are elected and qualified or until their earlier death, resignation or removal from office. The Company's Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at nine until the 2002 Annual Meeting or until an additional candidate meeting the criteria for audit committee membership is identified, as discussed below, at which time the Board intends to increase the number of directors to ten. In accordance with the Company's Articles of Incorporation and Bylaws, two of the nine directors will be elected by a vote of the holders of the Class A Common Stock and the remaining seven directors will be elected by a vote of the holders of the Class B Common Stock.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

     THE BOARD HAS NOMINATED, AND RECOMMENDS A VOTE FOR, JOHN O. POLLARD AND J. ALTON WINGATE AS DIRECTORS TO BE ELECTED BY THE HOLDERS OF THE CLASS A COMMON STOCK AND ROBERT P. INGLE, ANTHONY S. FEDERICO, VAUGHN C. FISHER, RALPH H. GARDNER, ROBERT P. INGLE, II, LAURA INGLE SHARP AND BRENDA S. TUDOR AS DIRECTORS TO BE ELECTED BY THE HOLDERS OF THE CLASS B COMMON STOCK.

     All of these nominees are currently directors. Proxies received by the Board will be voted "for" the election of all of the nominees unless stockholders specify a contrary choice in their proxy. It is not anticipated that any nominee for election as a director will become unable to accept the nomination, but if such an event should occur the person or persons acting under the proxies will vote for any substitute nominee who may be designated by the Board. The person or persons acting under the proxies will vote for no more or fewer than nine nominees, unless the Board votes to change the number of directors, or fewer than nine individuals are nominated at the Annual Meeting.

     The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

                        DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle          Mr. Ingle has been Chairman of the Board and Chief
                         Executive Officer since the Company was incorporated in 1965. He was President of the Company until 1982. Mr.
                         Ingle also serves on the Asheville Board of Directors
                         Advisory Board of First Union National Bank of North
                         Carolina, Asheville. Mr. Ingle is 67.

Vaughn C. Fisher         Mr. Fisher joined the Company in 1972 and became the
                         Company's President and Chief Operating Officer in
                         December 1996. He has also been a Director since 1985.
                         He held several positions in the Company, including store manager, district manager and Vice
                         President -- Sales Manager, until he became President.
                         Prior to joining the Company, Mr. Fisher was employed by Allied Supermarkets for 16 years in various capacities throughout Michigan and the Southeast. Mr.
                         Fisher also serves on the Board of Directors of the North Carolina Food Dealers Association. Mr. Fisher is
                         62.

Joseph G. Ashley         Mr. Ashley has served as Vice President -- Meats since
                         he joined the Company in May 1991. He served as a regional supervisor of meat operations for Food Lion, Inc., a regional supermarket chain, from 1973 until May
                         1991. Mr. Ashley is 53.

H. James Brabson         Mr. Brabson has served as Vice President -- Store
                         Operations since January 1997. He joined the Company in
                         1972 and held various positions until 1984 when he became a District Manager. Mr. Brabson is 53.

Timothy A. Davey         Mr. Davey has served as a bakery director since he
                         joined the Company in July 1994 and was elected Vice
                         President -- Bakery in August 1995. Mr. Davey served as
                         Director of Bakery Operations for Kash n' Karry Food
                         Stores, Inc., a regional supermarket chain, from 1989 until 1994. From 1978 to 1989, he was employed by the Kroger Company in a variety of positions. Mr. Davey is 44.

Anthony S. Federico      Mr. Federico has served as a Director since May 1991
                         and as Vice President -- Non-Foods since October 1992.
                         Prior to joining the Company in

                         October 1992, he served as President of Ultimate Food Sales, Inc., a food brokerage company based in Asheville, North Carolina, which he founded in 1985. Mr. Federico is 41.

Charles L. Gaither, Jr.  In July 1998, Mr. Gaither was elected President of
                         Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. He has been employed by Milkco in various positions since September 1985. Mr. Gaither is 57.

Ralph H. Gardner         A Director since 1985, Mr. Gardner was President of
                         Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water, until June 1998, since which time he has served Milkco in a special projects capacity. Mr.
                         Gardner worked for Kraft, Inc. as Area Sales Manager for 34 years prior to joining the Company as an officer in 1982. He is 80.

Nancy L. Hughes          Ms. Hughes joined the Company in January 1997 and has
                         served as Vice President -- Deli since February 1997.
                         Prior to joining the Company, Ms. Hughes served as Bakery Buyer/Corporate Merchandiser for BI-LO, Inc., a supermarket chain where she was employed from 1989 until January 1997. She was previously employed by the Company from 1979 until 1989 in a variety of job positions. Ms. Hughes is 41.

Robert P. Ingle, II      Robert P. Ingle, II, has been a Director since February
                         1997. He has been employed by the Company since 1984 and on a full-time basis since 1991. Mr. Ingle has held various positions with the Company, including management of new store development, store design, construction, training and development. He became Vice
                         President -- Operations in February 1996. He is 32.

David L. Keathley        A certified public accountant, Mr. Keathley joined the
                         Company as Secretary and Controller in June 1998. Prior to that time, he was Director of Corporate
                         Disbursements for Richfood Holdings, Inc., a grocery distribution company, from October 1995 until June
                         1998, Assistant Controller of Homeland Stores, Inc., a regional supermarket chain, from April to October 1995, and Financial Systems Manager of Fleming Foods, a grocery distribution company, from January 1990 until April 1995. Mr. Keathley is 40.

Gordon S. Myers          Mr. Myers has served as Vice President -- Real Estate
                         since he joined the Company in March 1993. Prior to joining the Company, he was President of Commercial
                         Developers, Inc., a real estate company, where he consulted with the Company on matters relating to real estate. He is 56.

J. Thomas Outlaw, Jr.    Mr. Outlaw has been employed by the Company in various
                         capacities since joining in 1977, including Vice
                         President -- Produce, Vice President -- Frozen Food,
                         District Manager, Produce Merchandiser, and Dairy
                         Merchandiser. He has served as Vice President -- Sales
                         Manager since August 1995. Mr. Outlaw is 54.

John O. Pollard          A Director since 1987, Mr. Pollard has been managing
                         partner of the Charlotte, North Carolina Office of the law firm of McGuireWoods LLP since January 1998. Prior to that time, he was a partner in the Charlotte law firm of Blakeney & Alexander with which he was affiliated since 1973. Mr. Pollard is 63.

Laura Ingle Sharp        The Company's "Laura Lynn" private label products are
                         named after Ms. Sharp. She has been a Director since
                         February 1997. She has also served
                         the Company in several capacities on a full-time and part-time basis since 1975, including appearances in advertisements promoting the Company's private label products. Ms. Sharp is 44.

Leonard E. Tasler        Mr. Tasler has served as Vice President -- Produce
                         since he joined the Company in March 1993. Prior to joining the Company, he served as Senior Produce Buyer for Safeway Stores, Inc., a national supermarket chain, in its Omaha, Phoenix, and Denver division from 1973 through 1993. He is 46.

Brenda S. Tudor          Ms. Tudor has served as a Director and as Vice
                         President -- Finance, Chief Financial Officer and
                         Treasurer of the Company since February 1998. She joined the Company in 1984 and served as general accounting manager until 1988 when she became
                         Controller and Secretary of the Company. Before she joined the Company, Ms. Tudor worked in public accounting for five years. She is a certified public accountant. Ms. Tudor is 43.

J. Alton Wingate         A Director since 1987, Mr. Wingate is Chairman,
                         President and Chief Executive Officer of Community Bank
                         & Trust -- Cornelia, Georgia, where he has been employed as an executive officer since 1977. He also serves as President, Chief Executive Officer and a director of Financial Supermarkets, Inc. (which provides consulting services in connection with the placement of banks within supermarkets), and as Chairman, President and Chief Executive Officer of
                         Community Bankshares, Inc. Mr. Wingate also serves as a director of Community Bank & Trust -- Commerce,
                         Georgia, and Cherokee National Life Insurance Company, and as Chairman and a director of Community Bank &
                         Trust -- Alabama and Community Bank & Trust -- Troup,
                         Georgia. Mr. Wingate is 61.

                         OTHER OFFICERS OF THE COMPANY

Cynthia L. Brooks        Ms. Brooks joined the Company in September 1998 and was
                         elected Vice President -- Human Resources in November
                         1998. From November 1992 until September 1998 she was
                         Vice President -- Administration for Thomas & Howard
                         Company of Asheville, Inc., which handled distribution for the Company. Ms. Brooks is 38.

Nathan C. Fisher         Mr. Fisher was named Vice President -- Frozen Foods in
                         May 2000. Mr. Fisher joined the Company in November
                         1979 and has served in various capacities including store manager and frozen food director. Mr. Fisher is 40.

William Randolph Jameson Mr. Jameson joined the Company in September 1998 and was elected Vice President -- Distribution in November 1998. Prior to that time, he was President of Thomas & Howard Company of Asheville, Inc., which handled distribution for the Company. Mr. Jameson is 42.

     Robert P. Ingle, II and Laura Ingle Sharp are the son and daughter, respectively, of Robert P. Ingle. Anthony S. Federico is the son-in-law of Robert P. Ingle and the brother-in-law of Robert P. Ingle, II and Laura Ingle Sharp. There are no other family relationships among any of the directors or executive officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has four standing committees: an Executive Committee, an Audit/Compensation Committee, an Employee Benefit Plan Committee and a Human Resources Advisory Committee. The Company does not have a separate nominating committee.

     THE EXECUTIVE COMMITTEE. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. The Executive Committee currently consists of Messrs. Robert P. Ingle and Fisher, and Ms. Tudor.

     THE AUDIT/COMPENSATION COMMITTEE. The Board has established, through the Company's Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company's Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. In this capacity, the Board has empowered the Audit Committee to:

        - Recommend the appointment or removal of the Company's independent auditors,

        - Review the scope and results of the independent audit of the Company,

        - Review audit fees, and

        - Review changes in accounting policies that have a significant effect on the Company's financial reports.

     When the committee is acting as the Compensation Committee, the Board has empowered the committee to:

        - Approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $100,000, and

        - Approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

The Audit/Compensation Committee consists of Messrs. Robert P. Ingle, Pollard and Wingate. During fiscal 2000, the National Association of Securities Dealers adopted new listing maintenance requirements regarding the independence of audit committee members and required that all members of the audit committee meet the independence requirements by June 2001. Both Messrs. Pollard and Wingate are independent members of the Committee under the new definition. Mr. Robert P. Ingle is not an independent member due to the fact that Mr. Ingle served as the Company's Chief Executive Officer during fiscal 2000 and that Mr. Ingle is related to certain executive officers. See "IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS" for a description of Mr. Ingles' family relationships with other executive officers. Although Mr. Ingle is not independent, the Board chose to continue his membership on the Audit/Compensation Committee during fiscal 2000 to provide continuity with prior years. The Board is currently searching for an additional director who will meet the new audit committee requirements and intends to replace Mr. Ingle on this committee prior to June 2001.

     THE EMPLOYEE BENEFIT PLAN COMMITTEE. The Employee Benefit Plan Committee was established during fiscal 1997. The Board appointed two of its members to serve on the Employee Benefit Plan Committee and empowered the committee to undertake administration of employee benefit plans and other compensation matters where independent, disinterested administration was required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company's stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the Employee Benefit Plan Committee or the Board, as appropriate, will make such decisions. The Employee Benefit Plan Committee consists of Messrs. Pollard and Wingate.

     THE HUMAN RESOURCES ADVISORY COMMITTEE. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company's human resources compliance policies and programs. Ms. Tudor, Ms. Sharp and Mr. Wingate are members of this committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     All compensation decisions made during fiscal 2000 that were not made exclusively by the Board, the Audit/Compensation Committee or the Employee Benefit Plan Committee were made by the Chief Executive Officer, in certain instances in consultation with the Chief Operating Officer.

     The only member of the Audit/Compensation Committee who was an officer or employee of the Company and its subsidiaries during fiscal 2000 was Mr. Robert
P. Ingle. Messrs. Pollard and Wingate, who are the other members of the Audit/Compensation Committee and the sole members of the Employee Benefit Plan Committee, were not officers or employees of the Company or its subsidiaries during fiscal 2000 or any prior fiscal year.

     While Messrs. Pollard and Wingate do not have any employment relationship with the Company, they do have certain other relationships with the Company. Mr. Pollard is managing partner of the Charlotte, North Carolina, office of the law firm of McGuireWoods LLP which, from time to time, handles labor matters for the Company. During fiscal 2000, the Company accrued approximately $217,000 in fees for services rendered by that firm. Mr. Wingate is Chairman, Chief Executive Officer and President of Community Bankshares, Inc. and of its subsidiaries, Financial Supermarkets, Inc. and Community Bank & Trust. Financial Supermarkets, Inc. provides consulting services to the Company in connection with the placement of banks within the Company's supermarkets. During fiscal 2000, the Company paid Community Bank & Trust approximately $112,000 in fees for services rendered by Financial Supermarkets, Inc.

     The Company believes that the transactions described above between the Company and each of McGuireWoods LLP and Community Bank & Trust have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length.

     See also "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS."

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board held four formal meetings during fiscal 2000. The Executive Committee held no formal meetings during fiscal 2000, but met on an informal basis. The Audit/Compensation Committee held one formal meeting during fiscal 2000, met on an informal basis and acted by unanimous written consent. The Employee Benefit Plan Committee held no formal meetings during fiscal 2000, but met on an informal basis and acted by unanimous written consent. The Human Resources Advisory Committee held one formal meeting during fiscal 2000 and received updates on human resource issues at each quarterly Board meeting. For the period in fiscal 2000 during which he or she served as a Director, each incumbent director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served. See "COMMITTEES OF THE BOARD OF DIRECTORS."

     Directors who were not officers of the Company received a fee of $500 for each Board meeting they attended in person in fiscal 2000.

                             AUDIT COMMITTEE REPORT

     The Audit/Compensation Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2000 with the Company's management. The Audit/Compensation Committee has discussed with Ernst & Young LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit/Compensation Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit/Compensation Committee has discussed the independence of Ernst & Young LLP with that firm.

     The Audit/Compensation Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                                 SUBMITTED BY:

                                                 THE AUDIT/COMPENSATION COMMITTEE

                                                 Robert P. Ingle    John O. Pollard    J. Alton Wingate

                             EXECUTIVE COMPENSATION

REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors Audit/Compensation and Employee Benefit Plan Committees were responsible for administering executive compensation during fiscal 2000. The duties of these committees are set forth on page 6 under the headings "COMMITTEES OF THE BOARD OF DIRECTORS -- AUDIT/COMPENSATION COMMITTEE AND -- EMPLOYEE BENEFIT PLAN COMMITTEE." This report describes the compensation policies established by each of these Committees for the executive officers of the Company.

     EXECUTIVE COMPENSATION POLICIES. The Company's Chief Executive Officer periodically reviews the compensation paid by the Company to its executive officers and other employees. Based on the Company's general performance and that of the individual executive officer, he makes final subjective determinations (in certain instances in consultation with the Chief Operating Officer) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company's subsidiary, Milkco, Inc. are based on established quantitative measurements of Milkco's performance.

     Neither the full Board, the Audit/Compensation Committee nor the Employee Benefit Plan Committee generally reviews or ratifies the Chief Executive Officer's decisions relating to executive compensation unless otherwise required by the Company's Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board, the Audit/Compensation Committee or the Employee Benefit Plan Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $100,000, all incentive compensation that the Company will pay to executive officers and any incentive payments that the Company will pay to any other employee in excess of $25,000. Decisions about grants or awards under the Company's stock-based employee benefit plans are made either by the Employee Benefit Plan Committee or by the Board, as appropriate, where Rule 16b-3 of the Securities Exchange Act 1934, as amended (the "Exchange Act"), or Section 162(m) of the Internal Revenue Code requires that such grants or awards be made by the full Board or by a committee of "non-employee" or "outside directors." See "COMMITTEES OF THE BOARD OF DIRECTORS."

     The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. "Performance-based" compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the executive officers named in the "SUMMARY COMPENSATION TABLE" their compensation levels for fiscal 2000 were substantially below the cap. Nevertheless, the Chief Executive Officer, the Audit/Compensation Committee and the Employee Benefit Plan Committee, as appropriate, intend to consider the Internal Revenue Code's compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries.

     SALARIES AND CASH INCENTIVE BONUS AWARDS. In fiscal 2000, Mr. Robert P. Ingle received a salary of $170,045 and no bonus, which was substantially unchanged from compensation paid to him in 1999. His current salary is $170,045 per year. Payment of Mr. Robert P. Ingle's salary was approved by the Audit/Compensation Committee. Mr. Ingle and the Audit/Compensation Committee believe the compensation paid to Mr. Ingle in 2000 is on the low end of competitive compensation paid to other chief executive officers in the industry.

     Other executive officers of the Company received a salary and bonus, the amounts of which were determined by Mr. Ingle and approved by the Audit/Compensation Committee. The bonus paid to Mr. Gaither, President of the Company's subsidiary, Milkco, Inc., was based on a pre-determined quantitative formula. He received a bonus equal to a percentage of Milkco's earnings before taxes and payment of the bonus. All other executive officers' bonuses were subjectively determined.

     1997 NONQUALIFIED STOCK OPTION PLAN. In 1997, the Board and stockholders adopted the Ingles Markets, Incorporated 1997 Nonqualified Stock Option Plan (the "1997 Plan"), pursuant to which options to purchase up to 5,000,000 shares of Class A Common Stock may be granted. The purposes of the 1997 Plan are to attract, retain and motivate officers and key employees of the Company and its subsidiaries and to provide incentives and rewards for superior performance. The Company may grant options under the 1997 Plan only to officers or key employees of the Company or any of its subsidiaries or to anyone who agrees to be an officer or key employee no more than 90 days before the date the options are granted.

     The Employee Benefit Plan Committee or the Board, as appropriate (in its sole discretion subject to the terms of the 1997 Plan) determines the following pursuant to the 1997 Plan:

        - the number of shares of Class A Common Stock that are subject to each option granted;

        - the exercise price for each option;

        - the dates on which options are granted, become exercisable and expire; and

        - any other conditions to which the options will be subject.

     If an optionee's employment is terminated for any reason other than death, material disability or retirement with the consent of the Company, any portion of the option that has not been previously exercised will terminate immediately. If the optionee dies while employed or within a period of three months after any termination of employment as a result of a material disability or retirement with the consent of the Company, the option may be exercised, at any time within the three-month period after the optionee's death during which the option would otherwise be exercisable, by the executor or administrator of the optionee's estate or by persons who have acquired the option directly from the optionee by bequest or inheritance. If the optionee's employment is terminated due to a material disability or retirement with the consent of the Company, the optionee will have the right to exercise the option at any time within the three-month period after such termination during which the option would otherwise be exercisable.

     On May 19, 2000, the Company granted options to purchase an aggregate of 1,281,000 shares of Class A Common Stock to certain of its executive officers. Each of Messrs. Ashley, Brabson, Davey, Federico, Robert P. Ingle, II, Myers, Outlaw and Tasler and Ms. Hughes and Tudor received options to purchase 105,000 shares of Class A Common Stock. Mr. Fisher received options to purchase 210,000 shares of Class A Common Stock. Messrs. Keathley and Gaither each received options to purchase 10,500 shares of Class A Common Stock.

     INVESTMENT/PROFIT SHARING PLAN. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the "Profit Sharing Plan") to provide retirement benefits to eligible employees. The Profit Sharing Plan includes 401(k) and discretionary employer matching contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. The Board, in its discretion, quarterly determines the amount of any Company contributions, including the amount of any matching contributions to be made based on participants' 401(k) contributions for the quarter.

     Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifteen percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company's matching contributions) in various investment funds.

     The Company's contributions to the participants' profit sharing accounts are held in a separate fund (the "Ingles Fund") that invests primarily in shares of the Company's Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS" regarding the shares of Class B Common Stock held by the Profit Sharing Plan.

     The Company contributed $714,000 to the Profit Sharing Plan during fiscal 2000. These contributions were allocated to the matching contribution accounts in each participant's 401(k) accounts. The Company's contributions to each of the executive officers named in the Summary Compensation Table are reflected in the last column of that table. As of September 30, 2000, all of the Company's executive officers who are named in the Summary Compensation Table and who had account balances under the Profit Sharing Plan were 100% vested in their accounts. Participants' interests in contributions allocated to their accounts vest over seven years.

     LIFE INSURANCE. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of the executive officers named in the Summary Compensation Table are included in the last column of that table.

                                                 SUBMITTED BY:

                                                 THE AUDIT/COMPENSATION COMMITTEE

                                                 Robert P. Ingle    John O. Pollard     J. Alton Wingate

                                                 THE EMPLOYEE BENEFIT PLAN COMMITTEE

                                                 John O. Pollard    J. Alton Wingate

EXECUTIVE COMPENSATION SUMMARY

     The following tables set forth information concerning the compensation of the Company's Chief Executive Officer and each of its other four most highly compensated executive officers at the end of fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                          COMPENSATION
                                           ANNUAL COMPENSATION               AWARDS
                                       ----------------------------   ---------------------
                                                                      SECURITIES UNDERLYING    ALL OTHER
                                       FISCAL     SALARY     BONUS        OPTIONS/SARS        COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR        ($)       ($)            (#)(2)              ($)(3)
---------------------------            ------     -------   -------   ---------------------   ------------
Robert P. Ingle                         2000      170,045        --               --             2,111
    Chairman and                        1999      170,045        --          100,000             2,845
    Chief Executive Officer             1998      195,385        --               --             3,569

Vaughn C. Fisher                        2000      350,000    25,000          210,000             4,171
    President and                       1999      350,000    25,000          200,000             3,345
    Chief Operating Officer             1998      350,000    20,000               --             3,927

Charles L. Gaither, Jr.                 2000      100,000   162,505           10,500             2,668
    President, Milkco, Inc.             1999      100,000   170,666               --             2,416
    July 1, 1998 -- present(1)          1998(1)    76,923   144,822               --             2,559

Joseph G. Ashley                        2000      150,000    21,797          105,000               378
    Vice President -- Meats             1999      150,000    21,645               --               736
                                        1998      150,000    21,512               --             1,218

Anthony S. Federico                     2000      130,000    61,557          105,000             2,164
    Vice President -- Non-Foods         1999      130,000    61,425          100,000             3,006
                                        1998      104,616    61,059               --             3,176

(1) Mr. Gaither became an executive officer of the Company on July 1, 1998, the effective date of his election as President of Milkco, Inc.

(2) Each award represents the grant by the Company of an option to purchase shares of Class A Common Stock pursuant to the 1997 Nonqualified Stock Option Plan.

(3) Includes contributions to the Profit Sharing Plan on behalf of the named individuals in the following amounts for 2000: Mr. Ingle, $1,733; Mr. Fisher, $3,793; Mr. Gaither, $2,290; Mr. Ashley, $0 and Mr. Federico, $1,786. Also includes $378 in premiums paid by the Company for the benefit of each of the named individuals for term life insurance.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                          ------------------------------------------------------     VALUE AT ASSUMED
                           NUMBER OF      % OF TOTAL                                 ANNUAL RATES OF
                           SECURITIES    OPTIONS/SARS                                  STOCK PRICE
                           UNDERLYING     GRANTED TO                                 APPRECIATION FOR
                          OPTIONS/SARS   EMPLOYEES IN   EXERCISE OR                    OPTION TERM
                            GRANTED         FISCAL      BASE PRICE    EXPIRATION   --------------------
NAME                         (#)(1)        YEAR(2)        ($/SH)         DATE       5%($)       10%($)
----                      ------------   ------------   -----------   ----------   --------    --------
Robert P. Ingle                  --            --             --            --           --          --
Vaughn C. Fisher            210,000         10.22%        9.5625       5/19/02     $205,833    $421,706
Charles L. Gaither, Jr.      10,500          0.51%        9.5625       5/19/04     $ 21,638    $ 46,599
Joseph G. Ashley            105,000          5.11%        9.5625       5/19/04     $216,382    $465,985
Anthony S. Federico         105,000          5.11%        9.5625       5/19/04     $216,382    $465,985

---------------

(1) Each option has anti-dilution provisions for stock splits, stock dividends and similar events.

(2) Based on 2,054,700 options granted to employees during fiscal year 2000.

                       AGGREGATED OPTION/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                         NUMBER OF
                                                                         SECURITIES             VALUE OF
                                                                         UNDERLYING            UNEXERCISED
                                                                        UNEXERCISED           IN-THE-MONEY
                                                                      OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                      FISCAL YEAR-END        FISCAL YEAR-END
                                                                     ------------------      ---------------
                                         SHARES        VALUE            EXERCISABLE/          EXERCISABLE/
                                      ACQUIRED ON    REALIZED          UNEXERCISABLE          UNEXERCISABLE
NAME                                  EXERCISE (#)      ($)                (#)(1)                ($)(1)
----                                  ------------   ---------       ------------------      ---------------
Robert P. Ingle                         100,000      $(118,750)(2)                  0/0               $0/$0
Vaughn C. Fisher                            N/A            N/A       200,000(3)/210,000(4)   $0(3)/$301,875(4)
Charles L. Gaither, Jr.                     N/A            N/A                 0/20,500(5)       $0/$15,094(5)
Joseph G. Ashley                            N/A            N/A                0/205,000(6)      $0/$150,938(6)
Anthony S. Federico                         N/A            N/A                0/205,000(7)      $0/$200,938(7)

---------------

(1) Represents options to purchase shares of Class A Common Stock pursuant to the 1997 Plan. The fair market value of the Class A Common Stock on September 30, 2000 was $11.00 per share.

(2) The option exercised had an exercise price of $10.50 per share. On the date of exercise, the fair market value of the Class A Common Stock was $9.3125 per share.

(3) The option is exercisable at $11.375 per share during the one-year period beginning February 18, 2000.

(4) The option is exercisable at $9.5625 per share during the one-year period beginning May 19, 2001.

(5) The option is exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

(6) Includes options for 100,000 shares exercisable at $14.00 per share during the one-year period beginning February 18, 2002, and 105,000 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

(7) Includes options for 100,000 shares exercisable at $10.50 per share during the one-year period beginning October 13, 2003, and 105,000 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

                         STOCK PRICE PERFORMANCE GRAPH

     In accordance with the rules and regulations of the Securities and Exchange Commission, set forth below are a graph and accompanying tables comparing the cumulative total stockholder return on the Class A Common Stock to the cumulative total return of (i) the S&P 500 Comprehensive-Last Trading Day Index and (ii) a peer group of companies in the Company's line of business (the "Peer Group"), for the five-year period ended September 30, 2000. The companies included in the peer group are companies that management believes are comparable to the Company in terms of size and markets served. The Peer Group consists of Blue Square Ltd., Bruno's, Inc., Delchamps, Inc., Marsh Supermarkets, Inc., Schultz Sav O Stores, Inc., Wild Oats Markets, Inc. and the Company. The graph and tables assume that $100 was invested on September 30, 1995, and that dividends were reinvested quarterly. Returns of the companies included in the Peer Group have been weighted according to each company's stock market capitalization at the beginning of each section for which a return is presented.

                          INGLES MARKETS, INCORPORATED

                       COMPARATIVE RETURN TO STOCKHOLDERS

                           (TOTAL SHAREHOLDERS GRAPH)

                  INDEXED RETURNS OF INITIAL $100 INVESTMENT*

COMPANY/INDEX                                    1995      1996      1997      1998      1999      2000
---------------------------------------------------------------------------------------------------------
Ingles Markets, Incorporated
  Class A Common Stock                          $100.00   $170.84   $145.81   $139.01   $164.21   $145.51
---------------------------------------------------------------------------------------------------------
S&P 500 Comprehensive-
  Last Trading Day Index                        $100.00   $120.33   $169.00   $184.29   $235.53   $266.82
---------------------------------------------------------------------------------------------------------
Peer Group                                      $100.00   $122.10   $111.03   $104.87   $128.02   $ 90.98
---------------------------------------------------------------------------------------------------------

* Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated after the close of the market on September 30, 1995.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of December 1, 2000, by each director and nominee for director, each of the executive officers of the Company named in the "SUMMARY COMPENSATION TABLE," all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

                                         NUMBER OF SHARES                       PERCENTAGE OF
                                        OWNED BENEFICIALLY                       COMMON STOCK
                                  -------------------------------          ------------------------
NAME                               CLASS A              CLASS B            CLASS A          CLASS B
----                              ---------            ----------          -------          -------
Robert P. Ingle(1)                  200,000            11,822,641(2)(3)      55.3%(2)(4)      93.5%(2)(3)
Anthony S. Federico(1)              110,000               138,075             2.5%(4)          1.1%
Vaughn C. Fisher(1)                 223,000(5)          1,774,041(2)         16.8%(2)(4)(5)   14.0%(2)
Ralph H. Gardner(1)                  15,800(6)                750                *(4)(6)          *
Robert P. Ingle, II(1)               92,500               154,950             2.5%(4)          1.2%
John O. Pollard(1)                      100                     0                *              --
Laura Ingle Sharp(1)                  1,663(7)             79,725                *(4)             *
Brenda S. Tudor(1)                        0             1,774,191(2)         15.2%(2)(4)      14.0%(2)
J. Alton Wingate(1)                   1,100                   150                *(4)             *
Joseph G. Ashley(1)                     315                     0                *              --
Charles L. Gaither, Jr.(1)            1,874                     0                *              --
Mario J. Gabelli, et al(8)          743,000(9)                  0             7.5%(9)           --
All Directors and Executive
  Officers as a group (18
  persons)                          655,052(5)(6)(7)   12,196,441(2)(3)      58.1%(2)(4)      96.5%(2)
Total Shares Outstanding          9,935,076            12,642,663           100.0%           100.0%

  * Less than 1%.

(1) The address of this beneficial owner is P.O. Box 6676, Highway 70, Asheville, North Carolina 28816.

(2) Includes the 1,774,041 shares of Class B Common Stock held by the Company's Investment/Profit Sharing Plan and Trust, of which Ms. Tudor and Messrs. Ingle and Fisher are trustees. The trustees have sole voting power and dispositive power with respect to such shares. However, Ms. Tudor and Messrs. Ingle and Fisher disclaim beneficial ownership of such shares.

(3) Includes 48,600 shares of Class B Common Stock held by Mr. Ingle's wife, with respect to which Mr. Ingle disclaims any beneficial ownership interest.

(4) Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than an immediate family member or the Company's Investment/Profit Sharing Plan and Trust, then each share of Class B Common Stock will be automatically converted into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the percentage of Class A Common Stock set forth in this table also reflect the Class A Common Stock into which such stockholder's shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer.

(5) Includes options to purchase 200,000 shares of Class A Common Stock which are currently exercisable.

(6) Includes 300 shares of Class A Common Stock held by the estate of Mr. Gardner's wife.

(7) Includes 448 shares of Class A Common Stock held by Ms. Sharp's minor children.

(8) The address of this beneficial owner is Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580.

(9) The information as to Mario J. Gabelli includes entities controlled directly or indirectly by Mr. Gabelli ("Gabelli Entities") and is derived from a statement dated November 21, 2000 filed with the Commission pursuant to
    Section 13(d) of the Exchange Act. Such statement discloses that (i) Mr. Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mr. Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of
    Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and the Gabelli Entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities which beneficially own shares of the Company's Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS."

     Other than the transactions of the nature described or referred to under the heading "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS," the Company does not intend to enter into any transactions in the future with or involving any of its officers or Directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Company's Board of Directors has selected Ernst & Young LLP as the independent auditors for the Company and its subsidiaries for the 2001 fiscal year. Ernst & Young LLP has served as the independent auditors for the Company and its subsidiaries since March 1989. Representatives of Ernst & Young LLP are expected to be present at the 2001 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

     The Company will solicit proxies for the Annual Meeting by mail. The Company will bear the cost of preparing, assembling, printing, mailing and soliciting proxy solicitation materials. The Company's officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company's regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

STOCKHOLDERS' PROPOSALS FOR THE 2002 ANNUAL MEETING

     The Company plans to hold its 2002 Annual Meeting of Stockholders in February or early March. Any proposal that a stockholder wants to be presented at the 2002 Annual Meeting of Stockholders must be received by the Secretary no later than September 14, 2001 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company's principal office, the address of which is set forth on page 1 of this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company's 2002 Annual Meeting.

ACTION ON OTHER MATTERS AT THE 2001 ANNUAL MEETING

     If notice of a shareholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before November 28, 2000 or the date which is 45 days before the date this Proxy Statement is mailed, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

     At this time, the Company does not know of any matters to be presented for action at the 2001 Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2000 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a "Reporting Person" is a person who at any time during fiscal 2000 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, (c) a beneficial owner of more than 10% of the Class A Common Stock or Class B Common Stock or (d) any other person who was subject to Section 16 of the Exchange Act with respect to the Company. Based solely on a review of such Forms 3, 4 and 5 and all amendments thereto that were furnished to the Company by the Reporting Persons known to the Company, as required by Rule 16a-3(e), no Reporting Person who was required to comply with Section 16(a) of the Exchange Act failed to comply with such requirements during fiscal 2000, other than Charles L. Gaither, Jr., who inadvertently failed to timely file a Form 4 to report a stock option grant and Robert Ingle, II, who inadvertently failed to timely file a Form 4 to report a stock sale.

INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT

     The Audit Committee Report and the Report on Executive Compensation set forth on pages 7 through 10 of this Proxy Statement and the graph and related data set forth under the heading "STOCK PRICE PERFORMANCE GRAPH" on page 13 of this Proxy Statement shall not be deemed to be incorporated by reference into any report, statement or other filing made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, or in any related prospectus, that incorporates this Proxy Statement by reference, in whole or in part, notwithstanding anything to the contrary set forth therein.

AVAILABILITY OF FORM 10-K

     Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder's expense). Requests for copies should be directed to Brenda S. Tudor, Vice President -- Finance and Chief Financial Officer, at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at
(828) 669-2941, ext. 223.

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED ON THE PROXY CARD(S) IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY CARD(S).

                                          By Order of the Board of Directors

                                          /s/ ROBERT P. INGLE

                                          Robert P. Ingle
                                          Chairman of the Board

                                                                      APPENDIX A
                            AUDIT COMMITTEE CHARTER

INTRODUCTION

     Ingles Markets, Incorporated's executive management is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls. Its Board of Directors has responsibility to oversee management's exercise of these responsibilities. To assist the Board, the Corporation has established, through its bylaws, an Audit Committee whose authority and responsibilities are described by this Charter.

PURPOSE

     This Charter is created in order to define the Audit Committee's objectives, the range of its authority, the scope of its activities and its duties and responsibilities. It is intended to give Audit Committee members, management and external auditors a clear understanding of their respective roles. The Audit Committee and the Board of Directors will review and assess the adequacy of this Charter annually.

MISSION STATEMENT

     Oversight of the (i) financial reporting process, the system of internal controls and the audit process and (ii) independent auditors. In carrying out this purpose, the Committee will maintain and facilitate free and open communication between directors, the independent auditors and the financial management of the Corporation.

GENERAL GUIDELINES

  Size, Composition and Term of Appointment

     The Audit Committee shall consist of no fewer than three directors each of whom are independent of management and the Corporation, provided that, until a third independent member of the Board of Directors is identified and elected by the stockholders of the Corporation, the Audit Committee shall consist of no fewer than two directors each of whom are independent of management and the Corporation. Each member shall be financially literate and at least one of member shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the Financial Accounting Standards Board ("FASB"), Securities and Exchange Commission ("SEC"), and the National Association of Securities Dealers ("NASD") or other regulatory body. The Board of Directors shall appoint the Audit Committee's Chairperson and members annually.

  Meetings

     The Committee will meet on a quarterly basis in connection with the quarterly meetings of the Board of Directors and special meetings may be called when circumstances require, including upon the request of the external auditors.

  Oversight by the Board of Directors

     The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

     The Board will determine annually that the Committee's members are independent, as defined by the relevant rules promulgated by FASB, the SEC and the NASD, and that the Committee has fulfilled its duties and responsibilities.

  Authority

     The Committee derives its authority from the By-Laws of the Corporation and is hereby given all resources and authority necessary to properly discharge its duties and responsibilities.

     The Committee acts on the Board's behalf in the matters outlined below.

  External Auditors

     The Committee, as representatives of the shareholders, has the ultimate authority to select, evaluate and, where appropriate, replace the independent public accountants, or to nominate the independent public accountants to be proposed for shareholder approval in the proxy statement. The Committee will consider management's recommendation of the appointment of the independent public accountants. The Committee will review with management the performance, appointment and/or termination of the independent public accountants.

     The Committee will ensure that the independent public accountants provide a formal written statement to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

     The Committee will review with management and the independent public accountants the annual audit scope and approach, significant accounting policies, audit conclusions regarding significant accounting estimates/reserves, and proposed fee arrangements for ongoing and special projects.

     The Committee will review with management and the independent public accountants their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

     The Committee will review with management and the independent public accountants the Company's compliance with laws and regulations having to do with accounting and financial matters.

     The Committee and the Board of Directors should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have.

  Financial Statements

     The Committee will review with management and the independent public accountants, the Company's interim and year-end financial statements, including management's discussion and analysis, and audit findings (including any significant suggestions for improvements provided to management by the independent public accountants). Such review will include a discussion of significant adjustments recorded or adjustments passed and will conform with the requirements of SAS 61. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Corporation's annual report on Form 10-K.

     The Committee will request from financial management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the FASB, SEC or other regulatory bodies, that have an effect on the financial statements.

     The Committee will inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

     The Committee will inquire of management and the independent public accountants if there were any significant financial accounting or reporting issues discussed during the accounting period and, if so, how they were resolved or if not resolved, inquire as to the disagreements.

     The members of the Committee will discuss among themselves, without management or the independent public accountants present, the quality of the accounting principles applied in the preparation of the Company's financial statements and significant judgments affecting the financial statements; and the independent public accountants' view of the quality of those principles and such judgments.

  Private Discussions with Independent Public Accountants

     Upon request of the Committee or the independent public accountants, the Committee will meet privately with the independent public accountants to discuss their opinion on various matters including the quality of the Company's accounting principles as applied in its financial reporting, and the quality and performance of its financial and accounting personnel.

     The Committee will also discuss privately with the independent public accountants any issues required from time to time by rules of the SEC, FASB and NASD.

  Post-Audit Review

     The Committee will review with management and the independent public accountants the annual Management Letter comments and management's responses to each.

     The Committee will ask the independent public accountants what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.

  Litigation

     The Committee will discuss/review with management, company counsel, and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company's financial statements.

  Other

     The Committee will review the internal accounting function of the Corporation.

     The Committee will initiate the investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     The Committee will prepare a report for inclusion in the Corporation's proxy statement for its annual meeting of shareholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues then required by the rules of the SEC.

CLASS A

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 13, 2001

                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Vaughn C. Fisher, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock held of record by the undersigned on January 5, 2001, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 13, 2001, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below                            [ ] WITHHOLD AUTHORITY to vote for all
       (except as marked to the contrary below).                    nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                       John O. Pollard; J. Alton Wingate

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.
                           (Continued on other side)

                          (Continued from other side)

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 13, 2001.

                                           Dated:                         , 2001
                                                 -------------------------
                                                                          (SEAL)
                                                 -------------------------
                                                                          (SEAL)
                                                 -------------------------
                                           (Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.

                                           I PLAN TO ATTEND__________

CLASS B

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 13, 2001

                          INGLES MARKETS, INCORPORATED

    The undersigned hereby appoints Robert P. Ingle and Vaughn C. Fisher, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock held of record by the undersigned on January 5, 2001, at the Annual Meeting of the Stockholders of Ingles Markets, Incorporated to be held on February 13, 2001, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below                            [ ] WITHHOLD AUTHORITY to vote for all
       (except as marked to the contrary below).                    nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Anthony S. Federico; Vaughn C. Fisher; Ralph H. Gardner; Robert P. Ingle; Robert
                P. Ingle, II; Laura Ingle Sharp; Brenda S. Tudor

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.
                           (Continued on other side)

                          (Continued from other side)

                          INGLES MARKETS, INCORPORATED
                                     PROXY

The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 13, 2001.

                                           Dated:                         , 2001
                                                 -------------------------
                                                                          (SEAL)
                                                 -------------------------
                                                                          (SEAL)
                                                 -------------------------
                                           Please sign exactly as your name
                                           appears hereon. If stock is
                                           registered in more than one name,
                                           each holder should sign. When signing
                                           as an attorney, administrator,
                                           executor, guardian or trustee, please
                                           add your title as such. If executed
                                           by a corporation, the proxy should be
                                           signed by a duly authorized officer.)

                                           PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.
                                           NO POSTAGE IS REQUIRED IF MAILED IN
                                           THE UNITED STATES.

                                           I PLAN TO ATTEND __________